Exhibit 99.1

Oncor Electric Delivery

Third Quarter 2012

Investor Call

November 2, 2012

Oncor Electric Delivery 1

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by

Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission

(SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards;

changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto;

significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts,

including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery 2

3rd Quarter 2012 Investor Call Agenda

?Financial Overview David Davis

Chief Financial Officer

?Operational Review Bob Shapard

Chairman and CEO

?Q&A

Oncor Electric Delivery 3

Expected Drop in Usage Following Extraordinarily Hot

Weather in 2011

Avg KWH/Residential Premise, Weather Adj

Q3 ‘11 vs. Q3 ‘12

Residential GWH, Actual

Q3 ‘11 vs. Q3 ‘12

Residential Points of Delivery

Q31 ‘11 vs. Q3 ‘12; thousands of meters

Residential GWH, Weather Adj

Q3 ‘11 vs. Q3 ‘12

16,098

14,259

Q3 ‘11 Q3 ‘12

4,664 4,799

Q3 ‘11 Q3 ‘12

12,671 13,173

Q3 ‘11 Q3 ‘12

2,717 2,747

At 9/30/2011 At 9/30/2012

11.4%

1.1%

4.0%

2.9%

1 Unless otherwise indicated, reflects three months ended September 30.

Oncor Electric Delivery 4

Large C&I Demand Relatively Flat to Prior Year

Large C&I GWH, Actual

Q3 ‘11 vs. Q3 ‘12

Large C&I GWH, Weather Adj

Q3 ‘11 vs. Q3 ‘12

18,722 18,973

Q3 ‘11 Q3 ‘12

0.2%

0.4%

18,234 18,269

Q3 ‘11 Q3 ‘12

Large C&I Ratchet MW Demand (Avg)

Q31 ‘11 vs. Q3 ‘12

19,822 19,306

Q3 ‘11 Q3 ‘12

17,053 16,986

Q3 ‘11 Q3 ‘12

Large C&I Actual MW Demand (Avg)

Q3 ‘11 vs. Q3 ‘12

2.6%

1.3%

1 Three months ended September 30.

Oncor Electric Delivery 5

Summary of Financial Results1

Adjusted Net Income

Q3 ‘11 vs. Q3 ‘12; $ millions

141 136

Q3 ‘11 Q3 ‘12

Adjusted Operating Revenues

Q32 ‘11 vs. Q3 ‘12; $ millions

851 883

Q3 ‘11 Q3 ‘12

Adjusted Operating Cash Flow

Q3 ‘11 vs. Q3 ‘12; $ millions

396

356

Q3 ‘11 Q3 ‘12

1 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger.

2 Unless otherwise indicated, Q3 reflects three months ended September 30 and TME reflects twelve months ended September 30.

3.8%

8.9%

3.5%

10.1%

480 494

1,509

1,643

Q3 ‘11 Q3 ‘12 TME 9/30/11 TME 9/30/12

2.9%

Adjusted EBITDA

Q3 ‘11 vs. Q3 ‘12 and TME2 9/30/11 vs. TME

9/30/12; $ millions

Oncor Electric Delivery 6

Ample Liquidity And Stable Credit Metrics

Revolver Capacity Borrowings and

Letters of Credit

Effective Remaining

Capacity

Cash Total Available

Liquidity

Secured Revolving Credit Facility1

Balances at September 30, 2012; $ millions

2,400 790

1,610 9 1,619

1 Oncor’s $2.4 billion revolving credit facility matures in 2016.

2 TME – Twelve Months Ended

4.7x 4.8x

TME 9/30/11 TME 9/30/12

Adjusted EBITDA/Cash Interest

TME 9/30/11 vs. TME 9/30/12; Ratio2

Debt/Adjusted EBITDA

TME 9/30/11 vs. TME 9/30/12; Ratio

3.5x 3.6x

TME 9/30/11 TME 9/30/12

Oncor Electric Delivery 7

3rd Quarter 2012 Investor Call Agenda

?Financial Overview David Davis

Chief Financial Officer

?Operational Review Bob Shapard

Chairman and CEO

?Q&A

Oncor Electric Delivery 8

Appendix -

Regulation G Reconciliations and Supplemental

Data

Oncor Electric Delivery 9

Measure Definition

Adjusted Operating Revenues

(non-GAAP)

Oncor operating revenues, less operating revenues of Oncor Electric Delivery

Transition Bond Company LLC (BondCo)

Adjusted Net Income

(non-GAAP)

Oncor net income, less effects of purchase accounting and net income of

BondCo

Adjusted Operating Cash Flow

(non-GAAP)

Oncor cash provided by operating activities, less BondCo cash provided by operating activities

Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo

Total Debt (GAAP)

Oncor long-term debt (including current portion), plus bank loans and commercial paper

Adjusted EBITDA (non-GAAP)

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance.

Debt/Adjusted EBITDA

(non-GAAP)

Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality.

Adjusted EBITDA/Cash Interest

(non-GAAP)

EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality.

Financial Definitions

Oncor Electric Delivery 10

Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three Months Ended September 30, ‘11 and ‘12

$ millions

Q3 ‘11 Q3 ‘12

Operating revenues – Oncor 897 925

Less: Operating revenues – BondCo (46) (42)

Adjusted operating revenues, excluding BondCo 851 883

Oncor Electric Delivery 11

Q3 ‘11 Q3 ‘12

Net income – Oncor 144 139

Less: Effects of fair value accounting (after tax) (3) (3)

Less: Bondco net income—-

Adjusted net income, excluding BondCo 141 136

Table 2: Oncor Adjusted Net Income Reconciliation

Three Months Ended September 30, ‘11 and ‘12

$ millions

Oncor Electric Delivery 12

Table 3: Oncor Adjusted Operating Cash Flow Reconciliation

Three Months Ended September 30, ‘11 and ‘12

$ millions

Q3 ‘11 Q3 ‘12

Operating cash flow – Oncor 436 393

Less: Operating cash flow – BondCo (40) (37)

Adjusted operating cash flow, excluding BondCo 396 356

Oncor Electric Delivery 13

Table 4: Oncor Adjusted EBITDA Reconciliation

Three Months Ended September 30, ‘11 and ‘12

$ millions

Q3 ‘11 Q3 ‘12

Net income – Oncor 144 139

Plus: Depreciation & amortization – Oncor 190 201

Provision in lieu of income taxes – Oncor 99 92

Interest expense – Oncor 89 96

Equals: EBITDA – Oncor 522 528

Less: Net income – BondCo—-

Depreciation & amortization – BondCo (38) (36)

Provision in lieu of income taxes – BondCo—-

Interest expense – BondCo (8) (6)

Effects of fair value accounting (pre tax) (7) (6)

Regulatory asset amortization in O&M expense 11 14

Oncor Adjusted EBITDA, excluding BondCo 480 494

Oncor Electric Delivery 14

Table 5: Oncor Adjusted EBITDA Reconciliation

Twelve Months Ended September 30, ‘11 and ‘12

$ millions

TME ‘11 TME ‘12

Net Income – Oncor 350 387

Plus: Depreciation & amortization – Oncor 706 756

Provision in lieu of income taxes – Oncor 238 245

Interest expense – Oncor 353 372

Equals: EBITDA – Oncor 1,647 1,760

Less: Net income – BondCo—-

Depreciation & amortization – BondCo (116) (115)

Provision in lieu of income taxes – BondCo—-

Interest expense – BondCo (33) (28)

Effects of fair value accounting (pre tax) (30) (25)

Regulatory asset amortization in O&M expense 41 51

Oncor Adjusted EBITDA, excluding BondCo 1,509 1,643

Oncor Electric Delivery 15

Table 6: Oncor Total Debt Reconciliation

At September 30, ‘11 and ‘12

$ millions

‘11 ‘12

Short-term debt- Oncor 553 784

Long-term debt due currently – Oncor 493 123

Long-term debt, less due currently – Oncor 4,882 5,440

Total debt – Oncor, including BondCo 5,928 6,347

Less: Short-term debt – BondCo—-

Long-term debt due currently – BondCo (117) (123)

Long-term debt, less due currently – BondCo (475) (352)

Fair value adjustment – BondCo 2 2

Total Oncor debt, excluding BondCo 5,338 5,874

Oncor Electric Delivery 16

Table 7: Oncor Interest And Debt Coverages

Twelve Months Ended September 30, ‘11 and ‘12

$ millions

TME ‘11 TME ‘12 Ref Source

Interest expense and related charges – Oncor 353 372

Amortization of debt fair value discount – Oncor—-

Amortization of debt discount – Oncor (3) (11)

AFUDC – Oncor 2 9

Cash interest expense – Oncor 352 370

Less: Interest expense – BondCo (33) (28)

Cash interest expense, excluding BondCo 319 342 A

EBITDA, excluding BondCo 1,509 1,643 B Table 5

Total debt, excluding BondCo 5,338 5,874 C Table 6

EBITDA/cash interest – ratio (B / A) 4.7x 4.8x

Debt/EBITDA – ratio (C / B) 3.5x 3.6x